UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2014

FOX CHASE BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	000-54025 (Commission File Number)	35-2379633 (IRS Employer Identification No.)

4390 Davisville Road, Hatboro, Pennsylvania 19040
(Address of principal executive offices) (Zip Code)

(215) 283-2900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On October 29, 2014, the Board of Directors of Fox Chase Bancorp, Inc. (the “Company”) appointed Donald R. Caldwell to the Board of Directors of the Company, effective immediately. Mr. Caldwell will serve on the Audit Committee of the Company. The Board of Directors did not elect Mr. Caldwell pursuant to any arrangements or understandings between Mr. Caldwell and the Company or any other person. There are no material transactions between Mr. Caldwell and the Company or any other person.

On October 31, 2014, the Company issued a press release announcing Mr. Caldwell’s appointment as a director. A copy of the press release is attached as an exhibit hereto.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description

	99.1	Press Release dated October 31, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 3, 2014	By /s/ Thomas M. Petro
Thomas M. Petro
President and Chief Executive Officer